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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 15, 2004
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                                 IA Global, Inc.
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               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
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           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 9, 2004, IA Global Inc. announced that Rex Tokyo signed an agreement to establish a joint venture company in Japan on September 6, 2004. On October 15, 2004, the company announced that the formation of the joint venture company, Timothy World Co Ltd ("Timothy World") has been completed and Timothy World has signed an Exclusive Distributor Sales Agreement ("Agreement") with Rex Tokyo's joint venture partner, Kyushu Tesco Co Ltd ("Tesco"). The Agreement is for a two year term and is non-cancelable. There are no minimum purchase requirements or penalties under this Agreement. Timothy World is 60% owned by Rex Tokyo and 40% by Tesco.

Kyushu Tesco has developed a unique down-lighting fixture that allows three times the lighting capacity to be achieved from a standard fixture, thus reducing running costs of the lights. Rex Tokyo has already test marketed the lighting system to a number of its clients. This joint venture will enable Rex and Tesco to market the lighting system to a much wider customer base. The joint venture company forecasts revenues of $2,000,000 during 2004 and $5,000,000 on an annual basis.

Rex Tokyo will contribute approximately $55,000 out of working capital and loans for its 60% interest in the joint venture company. In addition, Rex Tokyo expects to provide a working capital loan as the business increases.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial statements of business acquired- None.

          (b) Pro Forma financial information- None.

          (c) Exhibits:

          EXHIBIT NO.                   DESCRIPTION
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              2.1 Exclusive Distributor Sales Agreement dated October 15, 2004 between Timothy World Co Ltd and Kyushu Tesco Co Ltd.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 18, 2004                IA Global, Inc.
                                        (Registrant)


                                        By: /s/ Alan Margerison
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                                            Alan Margerison
                                            President and
                                            Chief Executive Officer


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